                             SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                          Commission Only (as permitted
                                          by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     American Variable Insurance Series
- - - - -------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- - - - -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------
    (5) Total fee paid:

     ------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

     -------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
    (3) Filing Party:

     -------------------------------------------------------------------------
    (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                       AMERICAN VARIABLE INSURANCE SERIES
                                    ________
                                 GROWTH FUND
                              INTERNATIONAL FUND
                              GROWTH-INCOME FUND
                             ASSET ALLOCATION FUND
                             HIGH-YIELD BOND FUND
                    U.S. GOVERNMENT/AAA-RATED SECURITIES FUND
                             CASH MANAGEMENT FUND
                                    ________
                       NOTICE OF MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 14, 1995
                                    ________
TO THE SHAREHOLDERS OF
AMERICAN VARIABLE INSURANCE SERIES:

 A Meeting of Shareholders of the Funds comprising American Variable Insurance Series (the "Series") will be held at the offices of the Series, 333 South Hope Street, 51st Floor, Los Angeles, California 90071 on Tuesday, March 14, 1995 at 10:00 a.m., Los Angeles time. The Series consists of seven Funds each of which represents a separate fully managed portfolio of securities with its own objective(s) and policies. The meeting is being held to consider and vote on the following matters for each Fund as indicated in the table below and described under the corresponding numbers in the accompanying Proxy Statement:

ITEMS                 GROWTH     INTERNATIONAL   GROWTH     ASSET         HIGH-YIELD   U.S.         CASH
                                                - INCOME    ALLOCATION    BOND         GOVT/        MANAGEMENT
                                                                                       AAA-RATED

1. Election of        X          X               X          X             X            X            X
Trustees

2. Proposal to        X          X               X          X             X            X            N/A
amend a
fundamental policy
regarding the
purchase of loan
participations

3. Ratification of    X          X               X          X             X            X            X
Independent
accountants

4. Such other         X          X               X          X             X            X            X
matters as may
properly come
before the meeting


 The Board of Trustees has fixed the close of business on January 6, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

 Each insurance company that uses the Series as an underlying investment in its separate account(s) is required to vote shares of the Series as instructed by its contract owners. Shares of the Series for which no voting instructions are received will be voted by the participating insurance companies in the same proportion as shares for which voting instructions have been received. Accordingly, this Notice of Meeting of Shareholders has been sent to you as a contract owner. The votes you submit by proxy will be voted by your insurance company as you instruct; if you do not vote, the shares corresponding to your contract account will be voted in proportion to the voting instructions submitted by others, as described above. IF YOU HAVE MORE THAN ONE CONTRACT ACCOUNT, YOU WILL RECEIVE A PROXY FOR EACH FUND FOR EACH OF YOUR CONTRACT ACCOUNTS.

 THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF EACH FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

By Order of the Board of Trustees

Chad L. Norton
SECRETARY

 February 13, 1995


 IMPORTANT
    YOUR VOTE IS VERY IMPORTANT. BY PROMPTLY MARKING, SIGNING AND RETURNING THE ENCLOSED PROXY YOU WILL HELP THE FUNDS AVOID THE ADDITIONAL EXPENSES OF MAKING FURTHER SOLICITATIONS. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
 The enclosed Proxy is solicited by the Board of Trustees of the Series in connection with the Meeting of Shareholders of the Growth, International, Growth-Income, Asset Allocation, High-Yield Bond, U.S. Government/AAA-Rated Securities Fund and Cash Management Funds to be held on March 14, 1995. The proxies will be voted by the insurance company separate account(s) which are the record holders of the Series' shares (the "Insurance Companies"). Because you, as a contract owner, hold a variable insurance contract issued by one of the Insurance Companies which has invested your insurance premiums in the Series for your benefit, you have the right to instruct your Insurance Company as to voting the shares represented by your contract. Every Proxy returned in time to be voted at the meeting will be voted, and if no specification is made with respect to any proposal, the Proxy will be voted in favor of each proposal by the Insurance Companies. In accordance with applicable rules of the Securities and Exchange Commission and the terms of the insurance contracts issued by the Insurance Companies, all proxies for which voting instructions have not been received will automatically be voted proportionately in the same manner as those to which voting instructions have been received. Anyone having submitted a Proxy may revoke it prior to its exercise, either by filing with his or her Insurance Company a written notice of revocation, or by delivering a duly executed Proxy bearing a later date. This Proxy was first mailed to shareholders on or about February 13, 1995.

 The Series is a fully managed, diversified, open-end investment company. The Series consists of seven Funds each of which represents a separate fully managed portfolio of securities with its own investment objective(s) and policies. At the close of business on January 6, 1995, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding Share balances in the Funds for which a meeting of shareholders is being held:
Growth Fund, 66,668,039 shares; International Fund, 111,992,282 shares; Growth-Income Fund, 114,746,013 shares; Asset Allocation Fund, 58,249,039 shares; High-Yield Bond Fund, 31,449,039 shares; U.S. Government/AAA-Rated Securities Fund, 102,843,109 shares; and Cash Management Fund, 18,461,398 shares.
Each Share is entitled to one vote. No contract owner is known by any Series to own beneficially 5% or more of such Shares.

 Shareholders of each Fund will vote separately on each of these matters and each Fund's votes will be tabulated separately. With respect to the election of Trustees (Item 1), the nine nominees receiving the highest number of votes shall be deemed to be elected. The vote required to approve Items 2 and 3 is the affirmative vote of the lesser of (a) 67% or more of all shares present and entitled to vote at the meeting, provided the holders or more than 50% of all outstanding shares are present or represented by proxy, or (b) more than 50% of all outstanding shares.

 In the event that sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies will vote all Proxies in favor of such adjournment.

1.  ELECTION OF TRUSTEES
 Nine Trustees are to be elected at the meeting, each to hold office until a successor is elected and qualified. Because it is not anticipated that meetings of shareholders will be held each year, the Trustees' terms will be indefinite in length. All the nominees for Trustee except H. Frederick Christie, Martin Fenton, Jr., Mary Myers Kauppila and James F. Rothenberg were elected by shareholders at a Meeting held June 17, 1991. Mr. Christie and Mrs. Kauppila were elected by the Trustees effective February 1, 1994. Mr. Fenton and Mr. Rothenberg each have been nominated by the Board of Trustees and have agreed to serve as Trustee if elected. Gleeson L. Payne a Trustee since 1987 and Hugh J. Shumaker a Trustee since the Series' inception in 1983, have retired and are not standing for reelection.

 Each of the nominees has agreed to serve as Trustee if elected. If, due to presently unforeseen circumstances, any nominee should not be available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated Trustee for such other nominee as the present Trustees may recommend. The table below sets forth certain information regarding the nominees.

NAME OF NOMINEE                    CURRENT PRINCIPAL                 YEAR FIRST      MEMBERSHIPS ON BOARDS OF OTHER
(POSITION WITH SERIES)             OCCUPATION                        ELECTED A       REGISTERED INVESTMENT
AND AGE                            AND PRINCIPAL EMPLOYMENT          TRUSTEE         COMPANIES
                                   DURING PAST FIVE YEARS #                          AND PUBLICLY HELD COMPANIES

CHARLES H. BLACK /1/ /2/ /3/       Private Investor and              1983            The American Funds Group
(Trustee)                          consultant; former                                 (Director of three funds)
68                                 Executive Vice President                          JMC Group, Inc.
                                   and Director,                                     Pacific Stock Exchange, Inc.
                                   Kaiser Steel Corporation                           (Governor)
                                                                                     Wilshire Technologies, Inc.

H. FREDERICK CHRISTIE + /3/        Private Investor; former          1994            The American Funds Group
(Trustee)                          President, The Mission                             (Director/Trustee of 17
61                                 Group (non-utility holding                        funds)
                                   company, subsidiary of                            Ducommun Inc.
                                   Southern California Edison                        Great Western Financial
                                   Company)                                          Corporation
                                                                                     IHOP Corp.
                                                                                     Ultramar Corporation

JOE E. DAVIS /1/ /2/ /3/           Private Investor; former          1991            BMC Industries, Inc.
(Trustee)                          Chairman of the Board,                            Freymiller Trucking, Inc.
60                                 Linear Corporation; former                        Wilshire Technologies, Inc.
                                   President and Chief
                                   Executive Officer, National
                                   Health Enterprises, Inc.

MARTIN FENTON, JR.                 Chairman, Senior Resource         Nominee         The American Funds Group
(Trustee Nominee)                  Group, Inc. (management of                         (Director/Trustee of 15
59                                 senior living centers)                            funds)
                                                                                     America First REIT, Inc.

RICHARD H.M. HOLMES*               Retired; former Vice              1983            The American Funds Group
(Trustee)                          President, Capital Research                        (Director of three funds)
69                                 and Management Company

MARY MYERS KAUPPILA /3/            Founder and President,            1994            The American Funds Group
(Trustee)                          Energy Investment, Inc.                            (Director of three funds)
40

JAMES F. ROTHENBERG**              President and Director,           Nominee
(President)                        Capital Research and
48                                 Management Company

THOMAS E. TERRY**                  Retired; former Vice              1991            Bond Portfolio for Endowments
(Chairman of the Board)            President and Secretary,                          Endowments
57                                 Capital Research and
                                   Management Company

LEONARD WEIL /1/ /2/ /3/           Consultant; President             1991
(Trustee)                          Emeritus, Manufacturers
72                                 Bank



   ____
The American Funds Group consists of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Government Securities Fund, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages Anchor Pathway Fund which serves as the underlying investment vehicle for variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

   # Corporate positions, in some instances, may have changed during the period.

   + May be deemed an "interested person" of the Series within the meaning of the Investment Company Act of 1940 (the "1940 Act"), due to membership on the board of directors of the parent company of a registered broker-dealer.

   * Not considered an "interested person" of the Series within the meaning of the 1940 Act, but does not participate on the Contracts or Nominating Committees due to former affiliation with the Investment Adviser.

   ** Is considered an "interested person" of the Series within the meaning of the 1940 Act on the basis of affiliation with the Investment Adviser.

/1/ The Series has an Audit Committee comprised of the above-designated Trustees. The function of the Committee includes such specific matters as recommending independent public accountants to the Board of Trustees, reviewing the audit plan and results of the audits and considering other matters deemed appropriate by the Board of Trustees and/or the Committee.

/2/ The Series has a Nominating Committee comprised of the above-designated Trustees. The Nominating Committee's functions include selecting and recommending to the full Board of Trustees nominees for election as Trustees of the Series. While the Nominating Committee is normally able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Series' Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with the written consent of the prospective nominee to consideration of his or her name by the Nominating Committee. See also "Shareholder Proposals and Annual Meetings."

/3/ The Series has a Contracts Committee comprised of the above-designated Trustees. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the Series' investment advisory agreement that each Fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters.

TRUSTEE COMPENSATION:
(FOR FISCAL YEAR ENDED NOVEMBER 30, 1994)

TRUSTEE OR NOMINEE         AGGREGATE COMPENSATION            TOTAL COMPENSATION            TOTAL NUMBER
                           (INCLUDING VOLUNTARILY            FROM ALL FUNDS                OF FUND
                           DEFERRED COMPENSATION /1/)        MANAGED BY CAPITAL            BOARDS
                           FROM SERIES DURING                RESEARCH                      ON WHICH
                            FISCAL YEAR ENDED 11/30/94       AND MANAGEMENT COMPANY        TRUSTEE
                                                                                           SERVES

Charles H. Black           $22,500                           $102,300                      4

H. Frederick               15,700                            127,183                       18
Christie

Joe E. Davis               23,100                            23,100                        1

Martin Fenton, Jr.         none/2/                           93,050                        16

Richard H.M. Holmes        19,500                            56,700                        4

Mary Myers Kauppila        16,089/3/                         67,200                        4

James F. Rothenberg        none/4/                           none/4/                       1

Thomas E. Terry            none/4/                           none/4/                       3

Leonard Weil               23,100                            65,750                        1




   ____
/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Trustee nominee has received no remuneration to date from the Series.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the Series (plus earnings thereon) for participating Trustees is as follows: Mary Myers Kauppila ($16,089). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Series until paid to the Trustee.

/4/ James F. Rothenberg and Thomas E. Terry are affiliated with the Investment Adviser and, accordingly, receive no remuneration from the Series.

 EACH UNAFFILIATED TRUSTEE IS PAID A FEE OF $15,000 PER ANNUM PLUS $1,200 FOR EACH BOARD OF TRUSTEES MEETING ATTENDED AND $600 FOR EACH MEETING ATTENDED AS A MEMBER OF A COMMITTEE OF THE BOARD OF TRUSTEES.

 THERE WERE FIVE BOARD OF TRUSTEES, TWO AUDIT COMMITTEE, TWO NOMINATING COMMITTEE AND ONE CONTRACTS COMMITTEE MEETINGS DURING THE FISCAL YEAR ENDED NOVEMBER 30, 1994. ALL OF THE INCUMBENT TRUSTEES ATTENDED AT LEAST 75% OF THE TOTAL MEETINGS OF THE BOARD AND OF THE COMMITTEES OF WHICH THEY WERE MEMBERS.

                            OTHER EXECUTIVE OFFICERS

NAME                                   PRINCIPAL OCCUPATION /1/                          OFFICER
(POSITION WITH FUND)                                                                     CONTINUOUSLY
AND AGE                                                                                  SINCE /2/

JAMES K. DUNTON                        Capital Research and Management Company,          1993
(SENIOR VICE PRESIDENT)                SENIOR VICE PRESIDENT AND DIRECTOR
57

ABNER D. GOLDSTINE                     Capital Research and Management Company,          1993
(SENIOR VICE PRESIDENT)                SENIOR VICE PRESIDENT AND DIRECTOR
65

MICHAEL J. DOWNER                      Capital Research and Management Company,          1991
(VICE PRESIDENT)                       SENIOR VICE PRESIDENT-FUND BUSINESS
39                                     MANAGEMENT GROUP

CLAUDIA P. HUNTINGTON                  Capital Research Company,                         1994
(VICE PRESIDENT)                       SENIOR VICE PRESIDENT
42

STEVEN N. KEARSLEY                     Capital Research and Management Company,          1993
(VICE PRESIDENT AND TREASURER)         VICE PRESIDENT AND TREASURER
53

DINA N. PERRY                          Capital Research and Management Company,          1994
(VICE PRESIDENT)                       VICE PRESIDENT
49

JOHN H. SMET                           Capital Research and Management Company,          1994
(VICE PRESIDENT)                       VICE PRESIDENT
38

CHAD L. NORTON                         Capital Research and Management Company,          1994
(SECRETARY)                            VICE PRESIDENT-FUND BUSINESS MANAGEMENT
34                                     GROUP


____
/1/   The occupations shown reflect the principal responsibilities of each individual during the past five years. Corporate positions have in some instances changed during this period.

/2/   Officers are elected to hold office until their respective successors are elected or until they resign or are removed.

2. APPROVAL OF A PROPOSED AMENDMENT OF EACH FUND'S (WITH THE EXCEPTION OF THE CASH MANAGEMENT FUND) FUNDAMENTAL INVESTMENT POLICY REGARDING THE PURCHASE OF LOAN PARTICIPATIONS.

 An investment restriction of the Growth, International, Growth-Income, Asset Allocation, High-Yield Bond and U.S. Government/AAA-Rated Securities Funds currently provides that each Fund ". . . will not make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the loaning of its portfolio securities." This restriction is a fundamental policy of the Funds and, therefore, any proposed amendment to the restriction must be submitted to the vote of shareholders.

 The proposed amendment would confirm that the purchase of loan participations would not violate the general prohibition on making loans. Loan participations typically are made by a syndicate of banks to U.S. and non-U.S. corporate or governmental borrowers for a variety of purposes. The underlying loans may be secured or unsecured, and vary in term and structure. When purchasing such instruments a Fund may assume the same risks that the original bank lender assumed when the loan was made. In addition, if the loan is foreclosed, the purchaser could be part owner of any collateral, and could bear the costs and liabilities of owning and disposing the collateral. Loan participations generally are not rated by major rating agencies and may not be subject to securities laws. Loan participations may be liquid or illiquid. To the extent these instruments are illiquid, a Fund may have difficulty determining their value or selling the instruments as generally there is no secondary market. A Fund will purchase these instruments only to the extent that such a purchase would be consistent with a Fund's investment policies (regarding debt securities and/or illiquid securities).

 Capital Research and Management Company believes that the ability to purchase certain selected loan participations would enable the Growth, International, Growth-Income, Asset Allocation, High-Yield Bond and U.S. Government/AAA-Rated Securities Funds to take advantage of additional investment opportunities which would enhance their ability to accomplish their investment objectives. In determining whether to purchase a particular loan participation, Capital Research and Management Company would take into account all relevant factors including the instrument's potential volatility, liquidity, risks (including whether a Fund could be put in an undesirable position as lender and/or owner of collateral).

 The Board of Trustees accordingly has determined that it is desirable that the Growth, International, Growth-Income, Asset Allocation, High-Yield Bond and U.S. Government/AAA-Rated Securities Funds amend their investment restriction regarding loans to read that each Fund ". . . will not make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations."

 THE BOARD OF TRUSTEES HAS APPROVED THE PROPOSED AMENDMENT AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT.

3. RATIFICATION OR REJECTION OF SELECTION BY THE BOARD OF TRUSTEES OF INDEPENDENT PUBLIC ACCOUNTANTS
 Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of Trustees who are not "interested persons" of the Series as that term is defined in the 1940 Act) of the firm of Price Waterhouse LLP as independent public accountants for the Series for the fiscal year ending November 30, 1995. In addition to the normal audit services, Price Waterhouse LLP will provide services in connection with the preparation and review of federal and state tax returns for the Series. Price Waterhouse LLP has served as the Series' independent public accountants since March 18, 1991, and has advised the Series that it has no material direct or indirect financial interest in the Series or its affiliates. No representative of the firm of Price Waterhouse LLP is expected to attend the meeting of shareholders.

 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

SHAREHOLDER PROPOSALS AND ANNUAL MEETINGS
 Any shareholder proposals for inclusion in proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Series, at the Series' principal executive offices, located at 333 South Hope Street, 51st Floor, Los Angeles, CA 90071. Any such proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

 Under the law of Massachusetts, where the Series is organized, and the Series' Declaration of Trust and By-Laws, the Series is not required to hold annual meetings of shareholders unless a vote of shareholders is required under the 1940 Act to elect Trustees or for other purposes. Thus, any shareholder proposal received will not be considered until a meeting is held and must be received in sufficient time to be included in the notice of meeting for any such shareholder meeting.

MISCELLANEOUS
 The solicitation of the enclosed Proxy is made by and on behalf of the Board of Trustees of the Series. The cost of soliciting proxies, consisting of printing, handling and mailing of the Proxies and related materials, will be paid by the Series. In addition to solicitation by mail, certain officers or Trustees of the Series or employees of the Investment Adviser, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally.

 Neither the persons named in the enclosed Proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the Proxies in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such Proxy discretionary authority to vote the shares in respect to any such other matters in accordance with their best judgment in the interest of the Series.

 Capital Research and Management Company is the investment adviser to the Series and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92621.

 A COPY OF THE SERIES' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE SERIES AT 333 SOUTH HOPE STREET, 52ND FLOOR, LOS ANGELES, CA 90071, OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

By Order of the Board of Trustees

Chad L. Norton
SECRETARY

February 13, 1995


                              PROXY CARD

PROXY                                    AMERICAN VARIABLE INSURANCE SERIES

PROXY SOLICITED ON BEHALF       The undersigned hereby appoints Chad L. Norton,
OF THE BOARD OF TRUSTEES        James F. Rothenberg and Thomas E. Terry, each
OF THE SERIES FOR THE           of them, his/her true and lawful agents and
MEETING OF SHAREHOLDERS         proxies with full power of substitution to
TO BE HELD MARCH 14, 1995       represent the undersigned at the Meeting of
                                Shareholders to be held at the offices of the Series, 333 S. Hope Street, 51st Floor, Los
                                Angeles, California, 90071 on Tuesday,
                                March 14, 1995 at 10:00 a.m., on all matters coming before the meeting.

                                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED BY THE INSURANCE COMPANY WHICH ISSUED YOUR VARIABLE CONTRACT IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

                                Please sign exactly as your name(s) appear on this card.


- - - - ---------DETACH ALONG PERFORATION AND RETURN IN THE ENVELOPE PROVIDED---------

                                  IMPORTANT
Shareholders can help the series avoid the necessity and expense of sending follow-up letters by promptly returning the enclosed proxy.

IMPORTANT INSTRUCTIONS FOR COMPLETING YOUR PROXY VOTE                 [LOGO]

- - - - - Please fill in the ovals // in red or black ink.           Acccount Number:
- - - - - Sign and date your proxy.
- - - - - Detach proxy and return promptly in the enclosed
  envelope, which requires no postage if mailed in
  the United States.

ADDRESS CORRECTION
If address is not correct as shown, please make correction on this form, DETACH FROM PROXY and return to: American Variable Insurance Series in the enclosed envelope.

                  IMPORTANT-PLEASE DETACH ALONG PERFORATION


                                AMERICAN VARIABLE INSURANCE SERIES     PROXY

GROWTH FUND, INTERNATIONAL FUND, GROWTH-INCOME FUND,
ASSET ALLOCATION FUND, HIGH-YIELD BOND FUND,
U.S. GOVERNMENT/AAA-RATED SECURITIES FUND AND CASH
MANAGEMENT FUND

 1. Election of Directors: // To vote for all nominees <
                           // To withhold your vote from all nominees

- - - - - Charles H. Black         - H. Frederick Christie    - Joe E. Davis
- - - - - Mary Myers Kaupplia      - James F. Rothenburg      - Thomas E. Terry
- - - - - Martin Fenton, Jr.       - Richard H.M. Holmes
- - - - - Leonard Weil

TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAMES(S) ON THE LINE BELOW.
                                               ACCOUNT NUMBER:
                                               SHARES OWNED AS OF 01/06/95
- - - - ---------------------------------------
    GROWTH FUND, INTERNATIONAL FUND,
    GROWTH-INCOME FUND, ASSET ALLOCATION
    FUND, HIGH-YIELD BOND FUND, U.S.
    GOVERNMENT/AAA-RATED SECURITIES FUND

                                            FOR     AGAINST     ABSTAIN
2.  Proposal to amend the funds'
    fundamental policy regarding            //        //          //
    the ability to make loans to
    others:

    GROWTH FUND, INTERNATIONAL FUND,
    GROWTH-INCOME FUND, ASSET ALLOCATION
    FUND, HIGH-YIELD BOND FUND, U.S.
    GOVERNMENT/AAA-RATED SECURITIES FUND
    AND CASH MANAGEMENT FUND

3.  Ratification of selection of Price
    Waterhouse as independent accountant:  //        //           //
    In their discretion, upon other
    matters as may properly come before
    the meeting.


SHAREHOLDER(S)
PLEASE SIGN
HERE             x___________________________x__________________________
                            SIGNED                     SIGNED

                                                     ___________________
                                                            (Date)